NEWS RELEASE
February 23, 2005

For Immediate Release

CENTRUE FINANCIAL CORPORATION

310 South Schuyler Avenue P.O. Box 552 Kankakee, IL 60901-0552	Fax:	(815) 937-4440 (815) 937-3674

For more information contact:
James M. Lindstrom
Chief Financial Officer

UCENTRUE FINANCIAL CORPORATION TO LIST ON NASDAQ STOCK MARKET AND TRADE UNDER TRUE

ANNUAL MEETING TO BE HELD ON APRIL 22, 2005

Kankakee, Illinois.....(February 23, 2005) Centrue Financial Corporation (AMEX:CFF), today announced the move of its common stock listing to the Nasdaq National Market from the American Stock Exchange. The Company’s common stock will begin trading on Nasdaq under its new symbol, TRUE, on February 25, 2005. CFF shares will continue trading on Amex through the end of trading on February 24, 2005, when the move is completed.

“We are greatly anticipating the move to Nasdaq, which will give Centrue Financial Corporation increased visibility and liquidity in financial markets,” said James M. Lindstrom, Chief Financial Officer of Centrue Financial Corporation. “Nasdaq is the premier stock market for financial services companies, and we look forward to beginning our membership there.”

Additionally, the Company announced that its annual meeting of stockholders will be held on April 22, 2005 at 10:00 a.m. The meeting will be held at 333 West Wacker Drive, Suite 2100, Chicago, Illinois, 60606.

Centrue Financial Corporation and Centrue Bank are headquartered in Kankakee, Illinois, which is 60 miles south of downtown Chicago. The Bank operates nineteen locations in eight counties ranging from northeast Illinois to the metropolitan St. Louis area. Centrue Bank has total assets of more than $611 million and 171 employees on a full time equivalent basis.

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SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

This document contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of any future terrorist threats and attacks, and the response of the United States to any such threats and attacks; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (iv) changes in interest rates and prepayment rates of the Company’s assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending; (ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission.